November 12, 2019

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE FLEXIBLE INCOME FUND
TOUCHSTONE FOCUSED FUND
TOUCHSTONE GLOBAL ESG EQUITY FUND
TOUCHSTONE GROWTH OPPORTUNITIES FUND
TOUCHSTONE MID CAP GROWTH FUND
TOUCHSTONE SANDS CAPITAL EMERGING MARKETS GROWTH FUND

Supplement to the Statement of Additional Information dated July 30, 2019

In the section “Disclosure of Portfolio Holdings,” under the heading “Other portfolio holdings disclosure policies of the Funds include:,” the first and second bullets are deleted and replaced with the following:

•
The Funds (except the Sands Capital Emerging Markets Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Funds (except the Sands Capital Emerging Markets Growth Fund) provide their full holdings on their publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

The fifth bullet is deleted in its entirety.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-SAI-S1-1911